SUPPLEMENT DATED JULY 1, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

SMALL-CAP INDEX PORTFOLIO CLASS I & P SHARES DATED MAY 1, 2016

This supplement revises the Small-Cap Index Portfolio Class I and P Shares summary prospectus dated May 1, 2016 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement were effective on June 30, 2016. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following sentence was added as the second sentence of the third paragraph:

The Fund will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

In the Principal Risks subsection, the following risk was added:

•	Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund may concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.